  IRI 5890                           [LOGO]                         SPECIMEN

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS
                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
                                                               CUSIP 460259 50 0

THIS CERTIFIES THAT





is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER
                                   SHARE OF

===================INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.==================

transferable on the books of the Corporation by the holder hereof, in person or duly authorized attorney, upon surrender of this certificate properly endorsed or accompanied by a proper assignment. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation and the Transfer Agent, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

   IN WITNESS WHEREOF, the Corporation has caused the signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

   Dated:



            [SIG]                    [SEAL]                   [SIG]

                   SECRETARY                                         PRESIDENT


                                     COUNTERSIGNED:
                                     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                    (New York, NY)
                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR

                                     BY


                                                           AUTHORIZED SIGNATURE


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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to acceptable laws or regulations:


TEN COM -as tenants in common                                UNIF GIFT MIN ACT -                   Custodian
TEN ENT -as tenants by the entireties                                           -----------------------------------------------
JT TEN  -as joint tenants with right of                                              (Cust)                        (Minor)
         survivorship and not as tenants                                         under Uniform Gifts to Minors
         in common                                                              Act
COM PROP-as community property                                                      -------------------------------------------
                                                                                                     (State)
                                                             UNIF TRF MIN ACT  -               Custodian until age
                                                                                -----------------------------------------------
                                                                                     (Cust)
                                                                                                        under Uniform Transfers
                                                                                -----------------------
                                                                                        (Minor)
                                                                                to Minors Act
                                                                                              ---------------------------------
                                                                                                            (State)


    Additional abbreviations may also be used though not in the above list.


For Value Received,                        hereby sell(s), assign(s) and
                   -----------------------
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

-------------------------------------------------------------------------------
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE
                                 OF ASSIGNEE)

-------------------------------------------------------------------------------

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------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


--------------------------------------------------------------- attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------------------





                    ------------------------------------------------------------
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.